EXHIBIT 32.1
                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to, and solely for the purposes of, 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002), each of the undersigned hereby certifies in the capacity and on the date indicated below that:

  1. The Quarterly Report of Cache, Inc. on Form 10-Q for the period ending September 29, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of
       Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cache, Inc.




        November 8, 2007                  BY:      /s/ Brian Woolf
                                                   ----------------
                                                   Brian Woolf
                                                   Chairman and Chief
                                                   Executive Officer
                                                   (Principal Executive
                                                   Officer)





        November 8, 2007                  By:      /s/ Margaret Feeney
                                                   -------------------
                                                   Margaret Feeney
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial and
                                                   Accounting Officer)

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